DVI

COLLATERAL RIDER TO MASTER SECURITY AGREEMENT
(Blanket Lien)

Contract No. 3565

PREMIER P.E.T. IMAGING OF NEW JERSEY, INC. ("Obligor") hereby grants to and for the benefit of **DVI FINANCIAL SERVICES INC.** and its Affiliates, as collateral security for the DVI Indebtedness, a security interest in, and lien on, all Obligor's right, title and interest in and to all present and future personal property of Obligor, including without limitation, the following:

(a) accounts, including, without limitation, health-care-insurance receivables (the **"Accounts"**),

(b) chattel paper,

(c) instruments,

(d) inventory,

(e) investment property,

(f) documents,

(g) letter-of-credit rights,

(h) books and records including, without limitation, (i) minute books, ledgers and records indicating, summarizing or evidencing the Accounts, (ii) information relating to Obligor's business operations or financial condition and (iii) all computer programs, disk or tape files, printouts, runs and other computer-prepared information and the equipment containing such information; provided, however, that confidential patient records are not included in this grant, except to the extent permitted by law,

(i) deposit accounts,

(j) general intangibles, including, without limitation, payment intangibles,

(k) equipment,

(l) goods,

(m) fixtures and

(n) income, proceeds and products of any of the foregoing.

Obligor acknowledges and agrees that this Collateral Rider and the grant of the security interest and lien contained herein are subject to the terms and conditions of that certain Master Security Agreement dated **August 6, 2002**, by and between Obligor and DVI.

IN WITNESS WHEREOF, Obligor, intending to be legally bound hereby, has executed this Collateral Rider by its duly authorized representative effective as of **August 6, 2002**

PREMIER P.E.T. IMAGING OF NEW JERSEY, INC.

By: ______________________

Name: Stephen A. Schulman

Title: Manager

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.